Exhibit 99.1

NEWS RELEASE

Science 37 Reports Quarterly Financial Results for the Period Ended September 30, 2021

LOS ANGELES, November 15, 2021 — Science 37 Holdings, Inc. (Nasdaq: SNCE), (“Science 37”) the Operating System for today’s more agile clinical trials, today reported its financial results for the quarter ended September 30, 2021.

“We are pleased to have delivered another quarter of strong financial performance, marked by the early achievement of our previously communicated full year net bookings projections in September,” said David Coman, Chief Executive Officer of Science 37. “These results reflect the rapidly expanding market and the adoption of our Operating System as the industry standard. We expect this strong momentum to continue as more pharmaceutical sponsors strive to accelerate clinical trials by enabling universal access to patients and providers, anywhere.”

Quarterly Financial Highlights

•	Revenue was $14.2 million for the quarter ended September 30, 2021, a 116% increase compared to the same period in 2020.
•	Net bookings were $35.9 million for the quarter ended September 30, 2021, a 342% increase compared to the same period in 2020.
•	Adjusted Gross Profit was $4.0 million for the quarter ended September 30, 2021, compared to $(0.5) million for the same period in 2020. Adjusted Gross Margin was 28.4% for the quarter ended September 30, 2021, compared to (7.0%) percent for the same period in the prior year.
•	Net loss was $14.7 million for the quarter ended September 30, 2021, resulting in diluted earnings per share of $(3.23), compared to a net loss of $7.7 million in the same period in 2020, or diluted earnings per share of $(0.90).
•	Adjusted Net Loss was $13.9 million for the quarter ended September 30, 2021, compared to an Adjusted Net Loss of $7.8 million in the same period in 2020.
•	Adjusted EBITDA was $(12.0) million for the quarter end September 30, 2021, compared to $(6.7) million in the same period in 2020.

2021 Financial Outlook

Science 37 is providing guidance for the calendar year ending December 31, 2021 as follows:

•	Total revenues between $53.7 and $54.2 million.
•	Adjusted EBITDA between $(43.7) and $(45.7) million.
•	Basic shares outstanding are expected to be approximately 114.7 million.

The foregoing 2021 Financial Outlook statements represent management's current estimates as of the date of this release. Actual results may differ materially depending on a number of factors. Investors are urged to read the Cautionary Note Regarding Forward-Looking Statements included in this release. Management does not assume any obligation to update these estimates.

NEWS RELEASE

Webcast and Conference Call Details

Science 37 will host a conference call today, November 15, 2021, at 8:00 a.m. ET to discuss its quarter ended September 30, 2021 financial results. The conference call can be accessed live by dialing (844) 467-7754 for domestic callers or (270) 215-9366 for international callers and referring to Conference ID: 3157111. A live webcast of the conference call will be available on the “Investor Relations” section of the Company's website at https://investors.science37.com/. An archived copy of the webcast will be available on the website after the call.

About Science 37

Science 37’s mission is to enable universal access to clinical research—making it easier for patients and providers to participate from anywhere and helping to accelerate the development of treatments that impact patient lives. As a pioneer of decentralized clinical trials, the Science 37 Clinical Trial Operating System (OS) supports today’s more agile clinical research designs with its full stack, end-to-end technology platform and specialized networks of patient communities, telemedicine investigators, mobile nurses, remote coordinators and connected devices. Configurable to enable any study type, the Science 37 OS enables up to 15x faster enrollment, 28% better retention and 3x more people of color, as compared to the traditional site-centric clinical trial model, with industry-leading workflow orchestration, evidence generation and data harmonization. For more information, visit https://www.science37.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the services offered by Science 37 and the markets in which it operates, and Science 37’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the ability to maintain the listing of Science 37’s securities on Nasdaq, (ii) volatility in the price of Science 37’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Science 37 plans to operate, variations in performance across competitors, changes in laws and regulations affecting Science 37’s business and changes in its capital structure, (iii) the ability to recognize anticipated benefits of the business combination between Science 37, Inc. and LifeSci Acquisition II Corp. (“LifeSci”), (iv) the ability to implement business plans, forecasts, and other expectations, and to identify and realize additional opportunities, (v) the risk that Science 37 may never achieve or sustain profitability, (vi) the risk that Science 37 will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (vii) the potential adverse effects of the ongoing global COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of LifeSci’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 24, 2021 and other documents filed by Science 37 from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Science 37 assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Science 37 does not give any assurance that Science 37 will achieve its expectations.

NEWS RELEASE

Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), this press release contains certain non-GAAP financial measures, including adjusted gross profit, adjusted EBITDA and adjusted net income (loss). A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s financial performance that excludes or includes amounts from the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the Company. Please refer to the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP measures included in this press release and the accompanying tables contained at the end of this release.

The Company defines Adjusted Gross Profit as Gross Profit excluding share-based compensation expense.

The Company defines Adjusted Net Income (including adjusted diluted earnings per share) as net income (including diluted earnings per share) excluding transactions that the Company believes are not representative of its core operations, namely: restructuring and other costs; transaction and integration-related expenses; share-based compensation expense; other income (expense), net; and gain or loss on extinguishment of debt.

EBITDA represents earnings before interest, taxes, depreciation, and amortization. The Company defines adjusted EBITDA as EBITDA, further adjusted to exclude expenses and transactions that the Company believes are not representative of its core operations, namely: restructuring and other costs; transaction and integration-related expenses; share-based compensation expense; other income (expense), net; and gain or loss on extinguishment of debt.

Each of the non-GAAP measures noted above are used by management and the Board to evaluate the Company's core operating results because they exclude certain items whose fluctuations from period-to-period do not necessarily correspond to changes in the core operations of the business.

Management believes that adjusted gross profit, adjusted EBITDA and adjusted net income (Loss) are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical periods. In addition, these measures are frequently used by analysts, investors, and other interested parties to evaluate and assess performance.

NEWS RELEASE

Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP. Also, other companies might calculate these measures differently.

Contacts:

INVESTOR RELATIONS:

Caroline Paul

Gilmartin Group

investors@science37.com

MEDIA INQUIRIES:

Margie Kooman

Science 37

Phone: (984) 377-3737

Email: pr@science37.com

NEWS RELEASE

SCIENCE 37, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenues (including amounts with related parties)	$14,235,697	$6,583,413	$39,221,524	$12,541,208

Operating expenses:
Cost of revenues (including amounts with related parties)	10,318,268	7,050,897	26,245,932	10,929,068
Selling, general and administrative	16,931,866	6,301,712	37,477,055	17,870,603
Depreciation and amortization	1,915,517	1,141,801	5,188,586	3,162,424
Restructuring Costs	–	–	–	699,473
Total operating expenses	29,165,651	14,494,410	68,911,573	32,661,568

Loss from operations	(14,929,954)	(7,910,997)	(29,690,049)	(20,120,360)

Other income:
Interest income	151	1,554	1,424	76,019
Sublease income (including amounts with related parties)	230,235	232,294	444,153	696,882
Other income	7,697	(6,681)	11,954	(2,489)
Total other income	238,083	227,167	457,531	770,412

Net loss and other comprehensive loss	$(14,691,871)	$(7,683,830)	$(29,232,518)	$(19,349,948)

Loss per share:
Basic and diluted	$(3.23)	$(0.90)	$(7.66)	$(2.29)

Weighted average common shares outstanding:
Weighted average shares used to compute basic and diluted net loss per share	4,551,755	8,522,923	3,818,717	8,458,434

NEWS RELEASE

SCIENCE 37, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	(unaudited)
	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$7,996,362	$32,478,948
Restricted cash	-	1,004,142
Accounts receivable, net (including amounts with related parties)	6,998,708	11,200,252
Prepaid expenses and other current assets	4,226,079	1,364,162
Total current assets	19,221,149	46,047,504

Property and equipment, net	1,157,818	535,384
Operating lease right-of-use assets	2,362,445	2,210,253
Capitalized software, net	16,679,024	8,054,367
Other assets	325,782	183,718
Total assets	$39,746,218	$57,031,226

Liabilities, redeemable convertible preferred stock and stockholders’ deficit
Current liabilities:
Accounts payable	$7,488,575	$4,401,874
Accrued expenses and other liabilities	10,727,474	8,762,839
Deferred revenue	6,571,281	5,136,457
Total current liabilities	24,787,330	18,301,170

Long-term liabilities:
Long-term deferred revenue	1,055,624	427,667
Operating lease liabilities	1,485,288	1,127,837
Other long-term liabilities	1,541,313	223,619
Total liabilities	28,869,555	20,080,293

Redeemable convertible preferred stock:
Preferred stock, $0.0001 par value; 41,692,230 shares authorized, 41,587,368 issued and outstanding at September 30, 2021 and December 31, 2020	143,086,271	143,086,271

Stockholders’ deficit:
Common stock, $0.0001 par value; 74,666,115 shares authorized, 4,595,168 and 2,765,097 issued and outstanding at September 30, 2021 and December 31, 2020, respectively	1,039	856
Additional paid-in capital	4,769,114	1,611,049
Accumulated deficit	(136,979,761)	(107,747,243)
Total stockholders’ deficit	(132,209,608)	(106,135,338)
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$39,746,218	$57,031,226

NEWS RELEASE

SCIENCE 37, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2021	2020
Operating activities
Net loss	$(29,232,518)	$(19,349,948)
Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization	5,188,586	3,162,424
Amortization of operating ROU assets	1,153,257	1,400,294
Stock based compensation	1,913,096	1,789
Changes in assets and liabilities:
Accounts receivable (including amounts with related parties)	4,201,546	(3,265,235)
Prepaid expenses and other current assets	(2,861,917)	(1,265,844)
Other assets	(142,065)	363,156
Accounts payable	2,109,901	3,163,309
Accrued expenses and other current liabilities	577,494	3,158,333
Deferred revenue	2,062,780	(976,377)
Operating lease liabilities	(947,997)	(3,399,177)
Other long-term liabilities	1,317,693	143,369
Net cash used in operating activities	(14,660,144)	(16,863,907)

Investing activities
Capitalized software development costs	(11,338,853)	(3,938,788)
Purchases of fixed assets	(732,883)	(244,677)
Net cash used in investing activities	(12,071,736)	(4,183,465)

Financing activities
Proceeds from Series D-1 financing, net of issuance costs	–	39,923,805
Cash received from stock option exercises	1,245,152	116,240
Net cash provided by financing activities	1,245,152	40,040,045

Net decrease in cash, cash equivalents, and restricted cash	(25,486,728)	18,992,673
Cash, cash equivalents, and restricted cash, beginning of period	33,483,090	28,808,017
Cash, cash equivalents, and restricted cash, end of period	$7,996,362	$47,800,690
Supplemental disclosures of non-cash activities:
Net change in accounts payable and accrued expenses and other current liabilities related to capitalized software and fixed asset additions	$(2,363,941)	$(208,363)
ROU asset obtained in exchange for operating lease liabilities	$(1,305,448)	$-

NEWS RELEASE

SCIENCE 37, INC.

NON-GAAP FINANCIAL MEASURES

(Unaudited)

The following table reconciles Gross Profit (loss) to Adjusted Gross Profit:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Gross profit	$3,917,429	$(467,485)	$12,975,591	$1,612,140
Stock-based compensation expense (direct)	129,464	4,381	346,516	(70,058)
Adjusted gross profit	$4,046,894	$(463,104)	$13,322,108	$1,542,082

The following table reconciles Net income (loss) to Adjusted EBITDA:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net loss	$(14,691,871)	$(7,683,830)	$(29,232,518)	$(19,349,948)
Interest income	(151)	(1,554)	(1,424)	(76,019)
Depreciation and amortization	1,915,517	1,141,801	5,188,586	3,162,424
Other income (1)	(237,932)	(225,613)	(456,107)	(694,394)
Stock-based compensation expense	997,979	105,341	1,913,096	1,789
Restructuring costs	-	-	-	699,473
Adjusted EBITDA	$(12,016,458)	$(6,663,855)	$(22,588,367)	$(16,256,674)

(1)	For the three months ended September 30, 2021 and 2020, other income includes $230,235 and $232,294, respectively, of sublease income. For the nine months ended September 30, 2021 and 2020, other income includes $444,153 and $696,882, respectively, of sublease income.

The following table reconciles Net Income (loss) to Adjusted Net Loss:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net loss	$(14,691,871)	$(7,683,830)	$(29,232,518)	$(19,349,948)
Interest income	(151)	(1,554)	(1,424)	(76,019)
Other income (1)	(237,932)	(225,613)	(456,107)	(694,394)
Stock-based compensation expense	997,979	105,341	1,913,096	1,789
Restructuring costs	-	-	-	699,473
Adjusted net loss	$(13,931,976)	$(7,805,656)	$(27,776,953)	$(19,419,098)

(1)	For the three months ended September 30, 2021 and 2020, other income includes $230,235 and $232,294, respectively, of sublease income. For the nine months ended September 30, 2021 and 2020, other income includes $444,153 and $696,882, respectively, of sublease income.